FORM 8-K


                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



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                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report November 2, 2004
                       (Date of earliest event reported)


                          DENTSPLY INTERNATIONAL INC
                (Exact name of Company as specified in charter)



                     Delaware            0-16211        39-1434669
              (State of Incorporation) (Commission    (IRS Employer
                                       File Number)   Identification No.)




            221 West Philadelphia Street, York, Pennsylvania   17405
               (Address of principal executive offices)      (Zip Code)



                                (717) 845-7511
               (Company's telephone number including area code)









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Item 5.02. - Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers.

   The following information is furnished pursuant to Item 5.02, " Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers."

   On November 2, 2004, the Company appointed Mr. Eric K. Brandt to serve as a member of the Company's Board of Directors with his initial term expiring at the 2005 Annual Meeting of Shareholders. The announcement that was released related to this appointment is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.


Item 9.01. - Financial Statements and Exhibits

(a)  Financial Statements - Not applicable.

(b)  Exhibits:

     99.1 The announcement related to the appointment of Mr. Eric K. Brandt to the Company's Board of Directors released on November 2, 2004 as referenced in Item 5.02.



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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DENTSPLY INTERNATIONAL INC
                                                    (Company)



                                          /s/ Bret W. Wise
                                              Bret W. Wise
                                              Senior Vice President and
                                              Chief Financial Officer

Date: November 5, 2004